Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent events

NOTE 24 – SUBSEQUENT EVENTS

On March 28, 2022, Navios Partners entered into a new credit facility with a commercial bank for a total amount of up to $55,000 in order to refinance the existing indebtedness of three of its vessels and for general corporate purposes. The credit facility matures in March 2027 and bears interest at daily cumulative or non-cumulative compounded RFR rate (as defined in the loan agreement) plus 2.25% per annum. On March 31, 2022, the entire amount was drawn under this loan.

In February 2022, Navios Partners agreed to sell the Navios Utmost and the Navios Unite, two 2006-built Containerships of 8,204 TEU each, to an unrelated third party, for an aggregate sales price of $220,000. The sale is expected to be completed during the second half of 2022 and the gain on sale of vessels is expected to be approximately $144,304.

In January 2022, the Board of Directors of Navios Partners authorized its quarterly cash distribution for the three month period ended December 31, 2021 of $0.05 per unit. The distribution was paid on February 11, 2022 to all unitholders of common units and general partner units of record as of February 9, 2022. The aggregate amount of the declared distribution was $1,541.